UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

BONE BIOLOGICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40899	42-1743430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Ste. 100 Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 552-4452

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BBLG	Nasdaq Capital Market

Warrants to Purchase Common Stock, $0.001 par value per share	BBLGW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Bone Biologics Corporation (the “Company”), held on September 12, 2023, the Company’s stockholders voted on the matters described below.

Proposal 1. The Company’s stockholders elected the following four director nominees to serve until the date of the next Annual Meeting of stockholders following the date such persons are elected as directors, and until their successors are duly elected and qualified. The results of the vote are summarized in the table below.

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Don Hankey	1,213,254	82,980	578,270
Bruce Stroever	1,213,204	83,030	578,270
Erick Lucera	1,213,143	83,091	578,270
Siddhesh Angle	1,212,354	83,880	578,270

Proposal 2. The Company’s stockholders approved, on an advisory basis, the Company’s executive compensation. The results of the vote are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
904,764	84,094	307,376	578,270

Proposal 3. The Company’s stockholders approved, on an advisory basis, that future say-on-pay votes should occur every year. The results of the vote are summarized in the table below.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
958,400	22,823	2,726	312,285	578,270

Based on these results and consistent with the majority of votes cast with respect to this matter, the Board of Directors of the Company has adopted a policy to hold an advisory vote on compensation of the Company’s named executive officers every year.

Proposal 4. The Company’s stockholders ratified the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the vote are summarized in the table below.

Votes For	Votes Against	Abstentions
1,513,051	61,316	300,137

Proposal 5. The Company’s stockholders approved the First Amendment to the Company’s 2015 Equity Incentive Plan. The results of the vote are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
863,931	123,150	309,153	578,270

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BONE BIOLOGICS CORPORATION

Date: September 12, 2023
	By:	/s/ JEFFREY FRELICK
Jeffrey Frelick, Chief Executive Officer